Exhibit A

DIRECTORS AND EXECUTIVE OFFICERS OF NATIONAL AUSTRALIA BANK LIMITED, NATIONAL EQUITIES LIMITED AND NATIONAL AMERICAS HOLDINGS LLC

The following tables set forth the name and present principal occupation or employment, the name, principal business and address of any corporation or other organization in which such occupation or employment is conducted, and citizenship of each director and executive officer of National Australia Bank Limited, National Equities Limited and National Americas Holdings LLC. The business address of each such person whose principal occupation or employment is with, and for the purposes of this filing for each Non-Executive Director of, National Australia Bank Limited or National Equities Limited is c/o National Australia Bank Limited, Level 1, 800 Bourke Street, Docklands, Victoria 3008, Australia. The business address of each such person whose principal occupation or employment is with Great Western Bancorp is c/o Great Western Bancorp, Inc., 100 N. Phillips Ave., Sioux Falls, South Dakota 57104.

DIRECTORS OF NATIONAL AUSTRALIA BANK LIMITED	PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT AND PRINCIPAL BUSINESS AND BUSINESS ADDRESS	CITIZENSHIP

Michael Chaney (Chairman)	Non-Executive Director	Australia

Andrew Thorburn	Group Chief Executive Officer National Australia Bank Limited	Australia

David Armstrong	Non-Executive Director	Australia

Daniel T. Gilbert	Managing Partner Gilbert & Tobin Level 37, 2 Park Street Sydney NSW 2000 Australia	Australia

Kenneth R. Henry	Non-Executive Director	Australia

Geraldine McBride	Chief Executive Officer MyWave Limited Suite 2, 18 Anzac Street Takapuna, Auckland, 0622 New Zealand	New Zealand

Paul J. Rizzo	Non-Executive Director	Australia

Jillian S. Segal	Non-Executive Director	Australia

John G. Thorn	Non-Executive Director	Australia

Geoffrey A. Tomlinson	Non-Executive Director	Australia

John Waller	Non-Executive Director	New Zealand

Anthony K. T. Yuen	Non-Executive Director	China

EXECUTIVE OFFICERS OF NATIONAL AUSTRALIA BANK LIMITED	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Andrew Thorburn	Group Chief Executive Officer National Australia Bank Limited	Australia

Antony Cahill	Group Executive Product & Markets National Australia Bank Limited	Australia

Craig Drummond	Group Executive, Finance & Strategy National Australia Bank Limited	Australia

David Gall	Group Chief Risk Officer National Australia Bank Limited	Australia

Andrew Hagger	Group Executive, NAB Wealth National Australia Bank Limited	Australia

Michaela Healey	Group Executive, People, Communications & Governance National Australia Bank Limited	Australia

Anthony Healy	Managing Director & Chief Executive Officer Bank of New Zealand National Australia Bank Limited	Australia

Angela Mentis	Group Executive Business Banking National Australia Bank Limited	Australia

Renee Roberts	Group Executive, Enterprise Services and Transformation National Australia Bank Limited	Australia

Gavin Slater	Group Executive, Personal Banking National Australia Bank Limited	Australia

A-2

DIRECTORS OF NATIONAL EQUITIES LIMITED	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Michael Chaney (Chairman)	Non-Executive Director	Australia

Andrew Thorburn	Group Chief Executive Officer National Australia Bank Limited	Australia

David Armstrong	Non-Executive Director	Australia

Daniel T. Gilbert	Managing Partner Gilbert & Tobin Level 37, 2 Park Street Sydney NSW 2000 Australia	Australia

Kenneth R. Henry	Non-Executive Director	Australia

Geraldine McBride	Chief Executive Officer MyWave Limited Suite 2, 18 Anzac Street Takapuna, Auckland, 0622 New Zealand	New Zealand

Paul J. Rizzo	Non-Executive Director	Australia

Jillian S. Segal	Non-Executive Director	Australia

John G. Thorn	Non-Executive Director	Australia

Geoffrey A. Tomlinson	Non-Executive Director	Australia

John Waller	Non-Executive Director	New Zealand

Anthony K. T. Yuen	Non-Executive Director	China

EXECUTIVE OFFICERS OF NATIONAL EQUITIES LIMITED	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Andrew Thorburn	Group Chief Executive Officer National Australia Bank Limited	Australia

A-3

DIRECTORS OF NATIONAL AMERICAS HOLDINGS LLC	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Richard James Sawers (Chairman)	Enterprise Executive National Australia Bank Limited	Australia

Kenneth Karels	President and Chief Executive Officer Great Western Bancorp, Inc.	United States

Peter Chapman	Executive Vice President and Chief Financial Officer Great Western Bancorp, Inc.	Australia

Richard Rauchenberger	General Manager, New York Branch National Australia Bank Limited	United States

EXECUTIVE OFFICERS OF NATIONAL AMERICAS HOLDINGS LLC	PRESENT PRINCIPAL OCCUPATION	CITIZENSHIP

Richard James Sawers	Enterprise Executive National Australia Bank Limited	Australia

Kenneth Karels	President and Chief Executive Officer Great Western Bancorp, Inc.	United States

Peter Chapman	Executive Vice President and Chief Financial Officer Great Western Bancorp, Inc.	Australia

Richard Rauchenberger	General Manager, New York Branch National Australia Bank Limited	United States

A-4